EXHIBIT 10.1

AMENDMENT NO. 1 TO THE AIRCRAFT TIME SHARING AGREEMENT

This Amendment No. 1 (this “Amendment No. 1”) amends the Aircraft Time Sharing Agreement dated November 9, 2016 (the “Agreement”), by and between Visa U.S.A. Inc., a Delaware corporation (the “Company”), and Alfred F. Kelly (the “Executive”). This Amendment No. 1 will take effect on March 28, 2018 (the “Effective Date”). Capitalized terms used herein will have the meanings as defined in the Agreement unless otherwise defined in this Amendment No. 1.
In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Agreement, the Company and the Executive agree as follows:

1.
Schedule A to the Agreement (as provided in Section 2 of the Agreement) shall be deleted in its entirety and replaced with the modified and updated Schedule A attached to this Amendment No. 1 and incorporated herein by this reference; and

2.	Except as expressly provided in this Amendment No. 1, all of the terms and conditions of the Agreement, as amended by Amendment No. 1, shall remain in force and shall apply to this Amendment No. 1.

3.	Truth-in-Leasing Compliance.
The Company, on behalf of the Executive, shall (i) deliver a copy of this Amendment No. 1 to the Aircraft Time Sharing Agreement to the Federal Aviation Administration, Aircraft Registration Branch, Attn: Technical Section, P.O. Box 25724, Oklahoma City, Oklahoma 73125 within 24 hours of its execution, (ii) notify the appropriate Flight Standards District Office at least 48 hours prior to the first flight under the Agreement of the registration number of the Aircraft, and the location of the airport of departure and departure time for such flight, and (iii) carry a copy of this Amendment No. 1, onboard the Aircraft at all times when the Aircraft is being operated under the Agreement, as amended by this Amendment No. 1.

4.	TRUTH-IN-LEASING STATEMENT PURSUANT TO FAR SECTION 91.23.
THE COMPANY CERTIFIES THAT EACH OF THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED DURING THE 12-MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT (OR SUCH SHORTER PERIOD AS OPERATOR SHALL HAVE POSSESSED THE AIRCRAFT) IN ACCORDANCE WITH THE PROVISIONS OF PART 91 OF THE FEDERAL AVIATION REGULATIONS. EACH OF THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN COMPLIANCE WITH THE MAINTENANCE AND INSPECTION REQUIREMENTS FOR ALL OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.
THE COMPANY AGREES, CERTIFIES AND ACKNOWLEDGES, AS EVIDENCED BY ITS SIGNATURE BELOW, THAT WHENEVER ANY OF THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, THE COMPANY SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT, AND THAT THE COMPANY UNDERSTANDS ITS

RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.
THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Aircraft Time Sharing Agreement to be duly executed as of the Effective Date.

Visa U.S.A. Inc.	Alfred F. Kelly, Jr.

/s/ Vasant Prabhu	/s/ Alfred F Kelly, Jr.
Name: Vasant Prabhu
Title: Chief Financial Officer

SCHEDULE A

Type of Aircraft	U.S. Registration Number	Manufacturer Serial Number
GULFSTREAM GVI (G650ER)	N358V	6161
GULFSTREAM GVI (G650ER)	N476V	6300